Exhibit 1.2

Getty Realty Corp.

$350,000,000

Shares of Common Stock

($0.01 par value)

Amendment No. 1 to the Distribution Agreement

February 16, 2024

J.P. Morgan Securities LLC

383 Madison Avenue, 6th Floor

New York, New York 10179

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Robert W. Baird & Co. Incorporated

777 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Capital One Securities, Inc.

299 Park Avenue, 29 & 31 Floor

New York, New York 10167

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, NY 10017

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

KeyBanc Capital Markets Inc.

127 Public Square, 7th Floor

Cleveland, Ohio 44114

BTIG, LLC

65 East 55th Street

New York, New York 10022

Citizens JMP Securities, LLC

600 Montgomery Street, Suite 1100

San Francisco, California 94111

As Agents

JPMorgan Chase Bank, National Association

383 Madison Avenue, 6th Floor

New York, NY 10179

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

The Toronto-Dominion Bank

c/o TD Securities (USA) LLC, as agent

1 Vanderbilt Avenue

New York, NY 10017

Bank of America, N.A. One Bryant Park New York, NY 10036 KeyBanc Capital Markets Inc. 127 Public Square, 7th Floor Cleveland, Ohio 44114

As Initial Forward Purchasers

J.P. Morgan Securities LLC

383 Madison Avenue, 6th Floor

New York, New York 10179

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, NY 10017

BofA Securities, Inc. One Bryant Park New York, NY 10036 KeyBanc Capital Markets Inc. 127 Public Square, 7th Floor Cleveland, Ohio 44114

As Initial Forward Sellers

Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Nomura Global Financial Products, Inc. 309 West 49th Street New York, NY 10019	Citizens JMP Securities, LLC 450 Park Avenue, 5th Floor New York, NY 10022

As Additional Forward Purchasers

Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Nomura Securities International, Inc. 309 West 49th Street New York, NY 10019	Citizens JMP Securities, LLC 450 Park Avenue, 5th Floor New York, NY 10022

As Additional Forward Sellers

AMENDMENT NO. 1 TO THE DISTRIBUTION AGREEMENT, dated as of February 16, 2024 (this “Amendment”), by and between Getty Realty Corp., a corporation organized under the laws of Maryland (the “Company”), J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., Citizens JMP Securities, LLC and TD Securities (USA) LLC (each, in its capacity as sales agent and/or in its capacity as principal, an “Agent” or collectively, the “Agents”), JPMorgan Chase Bank, National Association, Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc. and The Toronto-Dominion Bank (each, in its capacity as purchaser under any Forward Contract (as defined in the Distribution Agreement), an “Initial

Forward Purchaser” or collectively, the “Initial Forward Purchasers”), J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc. and TD Securities (USA) LLC (each, in its capacity as agent for its affiliated Initial Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined in the Distribution Agreement), an “Initial Forward Seller” or collectively, the “Initial Forward Sellers”), Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Global Financial Products, Inc. (each, in its capacity as purchaser under any Forward Contract (as defined in the Distribution Agreement), an “Additional Forward Purchaser” or collectively, the “Additional Forward Purchasers”, and together with the Initial Forward Purchasers, the “Forward Purchasers” and each a “Forward Purchaser”) and Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Securities International, Inc. (acting through BTIG, LLC, as agent) (each, in its capacity as agent for its affiliated Additional Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares, an “Additional Forward Seller” or collectively, the “Additional Forward Sellers” and together with the Initial Forward Sellers, the “Forward Sellers” and each a “Forward Seller”).

W I T N E S S E T H

WHEREAS, the Company, the Agents, the Initial Forward Purchasers and the Initial Forward Sellers are parties to that certain Distribution Agreement, dated as of February 24, 2023 (the “Distribution Agreement”); and

WHEREAS, the Company, the Agents, the Initial Forward Purchasers and the Initial Forward Sellers have agreed to amend the Distribution Agreement solely to add the Additional Forward Purchasers and the Additional Forward Seller as Forward Purchasers and Forward Sellers, respectively, under the Distribution Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Effective as of February 16, 2024:

(a)	The introductory paragraph of the Distribution Agreement, shall be, and it hereby is, amended and restated in its entirety as follows:

Getty Realty Corp., a Maryland corporation (the “Company”), confirms its agreement with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., Citizens JMP Securities, LLC and TD Securities (USA) LLC (each, in its capacity as sales agent in connection with the offering and sale of Issuance Shares (as defined below) hereunder, and/or in its capacity as principal under any Terms Agreement (as defined in Section 1(a) below), an “Agent” or collectively, the “Agents”), JPMorgan Chase Bank, National Association, Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., The Toronto-Dominion Bank, Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Global Financial Products, Inc. (each, in its capacity as purchaser under any Forward Contract

(as defined in Section below), a “Forward Purchaser” or collectively, the “Forward Purchasers”) and J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., TD Securities (USA) LLC, Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Securities International, Inc. (acting through BTIG, LLC, as agent) (each, in its capacity as agent for its affiliated Forward Purchaser in connection with the offering and sale of any Forward Hedge Shares (as defined below), a “Forward Seller” or collectively, the “Forward Sellers”), with respect to the offering and/or issuance and sale from time to time, in the manner and subject to the terms and conditions described below in this Distribution Agreement (this “Agreement”), of shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company having an aggregate actual gross sales price (the “Gross Sales Price”) of up to $350,000,000 (the “Maximum Amount”) on the terms set forth in Section 1 of this Agreement. The Issuance Shares (as defined below) and the Forward Hedge Shares (as defined below) offered and sold pursuant to this Agreement shall be referred to herein as the “Shares”.

(b)	Section 10. Notices of the Distribution Agreement, shall be, and it hereby is, amended and restated in its entirety as follows:

All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to the Agents, Forward Purchasers or Forward Sellers shall be sufficient in all respects if delivered or sent to (i) J.P. Morgan Securities LLC at 383 Madison Avenue, 6th Floor, New York, New York 10179, Attn: Special Equities Group, Sanjeet Dewal (email: Sanjeet.s.dewal@jpmorgan.com); (ii) BofA Securities, Inc. at One Bryant Park, New York, New York 10036, Attn: ATM Execution (email: dg.atm_execution@bofa.com), with a copy to ECM Legal (Fax: (212) 230-8730); (iii) Goldman Sachs & Co. LLC at 200 West Street, New York, New York 10282, Attn: Michael Voris and Ryan Cunn, Equity Capital Markets (emails: michael.voris@gs.com; ryan.cunn@gs.com); (iv) KeyBanc Capital Markets Inc. at 127 Public Square, 7th Floor, Cleveland, Ohio 44114, Attn: Jaryd Banach (email: Jaryd.Banach@key.com), John Horrigan (email: jhorrigan@key.com), Michael Jones (email:michael.c.jones@key.com), and John Salisbury (email: john.salisbury@key.com); (v) Robert W. Baird & Co. Incorporated at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attn: Syndicate Department (facsimile: (414) 298-7474), with a copy to the Legal Department; (vi) BTIG, LLC at 65 East 55th Street, New York, New York 10022, Attn: Equity Capital Markets (email:BTIGUSATMTrading@btig.com) with a copy (which shall not constitute notice) to: 600 Montgomery Street, San Francisco, CA 94111, Attn: General Counsel and Chief Compliance Officer (emails: BTIGcompliance@btig.com and IBLegal@btig.com); (vii) Capital One Securities Inc. at 201 St. Charles Street, Suite 1830, New Orleans, Louisiana 70170, Attention Gabrielle Halprin (email:

gabrielle.halprin@capitalone.com); (viii) Citizens JMP Securities, LLC at 600 Montgomery Street, Suite 1100, San Francisco, California 94111, Attn: Equity Syndicate (email: syndicate@jmpsecurities.com), (ix) TD Securities (USA) LLC at 1 Vanderbilt Avenue, New York, NY 10017 Attn: Equity Capital Markets (email: TDS_ATM@tdsecurities.com); (x) Nomura Securities International, Inc. at 309 West 49th Street, New York, NY 10019, Attention: Structured Equity Solutions (email: atmexecution@nomura.com) with a copy (which shall not constitute notice) to: 309 West 49th Street, New York, NY 10019, Attention: Equities Legal (email: Dan.Rosenbaum@nomura.com) and to BTIG, LLC at the address provided for BTIG, LLC above; (xi) Nomura Global Financial Products, Inc. at 309 West 49th Street, New York, NY 10019, Attention: Structured Equity Solutions (email: cedamericas@nomura.com) with a copy (which shall not constitute notice) to: 309 West 49th Street, New York, NY 10019, Attention: Equities Legal (email: nyequitieslegal@nomura.com) and to BTIG, LLC as its executing agent at the address provided for BTIG, LLC above; and, if to the Company, shall be sufficient in all respects if delivered or sent to it at Getty Realty Corp., Two Jericho Plaza, Suite 110, Jericho, New York 11753, Attn: Joshua Dicker, General Counsel (email: jdicker@gettyrealty.com).

Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to the Agents either by telephone (confirmed promptly by email) or email to the applicable Agent as follows: (i) if to J.P. Morgan Securities LLC, then to: Sanjeet Dewal (telephone number: (212) 622-8783; email: Sanjeet.s.dewal@jpmorgan.com); Ara Movesian (telephone number: (212) 622-2619; email: ara.movesian@jpmorgan.com); Jemil Salih (telephone number: (212) 622-2723; email: jemil.d.salih@jpmorgan.com); (ii) if to BofA Securities, Inc., then to: Christine Roemer (telephone number: (646) 855-8901; email: Christine.roemer@bofa.com); Rohan Handa (telephone number: (646) 855-8654; email: rohan.handa@bofa.com); (iii) if to Goldman Sachs & Co. LLC, then to: Michael Voris (telephone: (212) 902-4895, facsimile: (212) 291-5027, email: michael.voris@gs.com), Ryan Cunn (telephone: (212) 902-4895, facsimile: (212) 291-5027, email: ryan.cunn@gs.com), Equity Capital Markets (telephone: (212) 902-4895, facsimile: (212) 291-5027, email: eq-derivs-notifications@ny.ibd.gs.com, gs-reecm@ny.email.gs.com) and Registration Department (email: registration-syndops@ny.email.gs.com); (iv) if to KeyBanc Capital Markets Inc., then to: Jaryd Banach (telephone number: 212-297-2724, email: Jaryd.Banach@key.com), John Horrigan (telephone number: 216-689-4615, email: jhorrigan@key.com), John Salisbury (telephone number: 216-689-3910, email: john.salisbury@key.com); and Michael Jones (telephone number: (216) 689-3910; email: Michael.c.jones@key.com); (v) if to Robert W. Baird & Co. Incorporated, then to: Sandy Walter (telephone number: (414) 559-3516; email: swalter@rwbaird.com); Matt Gailey (telephone number: (847) 951-5526; email: mgailey@rwbaird.com); Barbara Nelson

(telephone number: (414) 765-3787; email: banelson@rwbaird.com); (vi) if to BTIG, LLC, then to: Anthony Wayne (telephone number: (415) 248-5401; email: awayne@btig.com), Michael Passaro (telephone number: (212) 882-2311; email: mpassaro@btig.com), BTIG US ATM TRADING (email: BTIGUSATMTrading@btig.com) BTIG Compliance (email: BTIGcompliance@btig.com) and Carrie Taylor (email: ctaylor@btig.com); (vii) if to Capital One Securities, Inc., then to: Gabrielle Halprin (telephone number: (504) 528-9174; email: gabrielle.halprin@capitalone.com); (viii) if to Citizens JMP Securities, LLC, then to: Aidan Whitehead (telephone number: (415) 263-1676; email: awhitehead@jmpsecurities.com), Eric Clark (telephone number: (415) 835-3941; email: eclark@jmpsecurities.com), and Gianpaolo Arpaia (telephone number: (212) 906-3533, email: garpaia@jmpsecurities.com); (ix) if to TD Securities (USA) LLC, then to: Global Equity Derivatives (telephone number: (212) 827-7306, email: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com), and ATM Execution (email: TDS_ATM@tdsecurities.com); (x) if to Nomura Securities International, Inc. and Nomura Global Financial Products, Inc., (each to be provided notice only in the event of a Forward Placement Notice), then to Nomura Securities International, Inc., Attention: Structured Equity Solutions (email: cedamericas@nomura.com) and Nomura Global Financial Products, Inc., Attention: Structured Equity Solutions (email: cedamericas@nomura.com), with a copy to BTIG, LLC at the notice addresses for Transaction Proposals contained above in this paragraph; and Transaction Acceptances shall be delivered by the Agents, Forward Purchasers or Forward Sellers to the Company either by telephone (confirmed promptly by email) or email to Brian Dickman (telephone number: (646) 349-0452; email: bdickman@gettyrealty.com) and Joshua Dicker (telephone number: (646) 349-0749; email: jdicker@gettyrealty.com).

(c)	The following provision shall be added to Section 2(h) of the Distribution Agreement:

Any Forward Placement Notice (or amendment thereto) delivered to Nomura Global Financial Products Inc. as Forward Purchaser and Nomura Securities International, Inc. (acting through BTIG, LLC as agent) as Forward Seller shall not be deemed accepted or agreed to until accepted or agreed to by each of Nomura Global Financial Products Inc., Nomura Securities International, Inc. and BTIG, LLC, and such Forward Placement Notice (or such amendment) shall not be effective against Nomura Global Financial Products Inc. and Nomura Securities International, Inc. until accepted by each of Nomura Global Financial Products Inc., Nomura Securities International, Inc. and BTIG, LLC. For the avoidance of doubt, each of Nomura Global Financial Products Inc., Nomura Securities International, Inc. and BTIG, LLC may, in its sole discretion, accept, agree to or reject any Forward Placement Notice (or amendment thereto).

Except as expressly provided hereby, the parties further agree that all of the terms and provisions of the Distribution Agreement are and shall remain in full force and effect.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

Capitalized terms used herein and not defined herein shall have the same meanings as in the Distribution Agreement.

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this Amendment and your acceptance shall represent a binding agreement among the Company, the Agents, the Forward Sellers and the Forward Purchasers.

Very truly yours,

GETTY REALTY CORP.

By:	/s/ Brian Dickman
Name:	Brian Dickman
Title:	Chief Financial Officer

The foregoing Amendment is hereby confirmed and accepted as of the date first written above.

As Agents,

J.P. MORGAN SECURITIES LLC

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

BOFA SECURITIES, INC.

By:	/s/ Tim Olsen
Name:	Tim Olsen
Title:	Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ Ryan Cunn
Name:	Ryan Cunn
Title:	Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Jaryd Banach
Name:	Jaryd Banach
Title:	Managing Director, Equity Capital Markets

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Christopher Walter
Name:	Chistopher Walter
Title:	Managing Director

BTIG, LLC

By:	/s/ Anthony Wayne
Name:	Anthony Wayne
Title:	Managing Director, Head of Real Estate Investment Banking

CAPITAL ONE SECURITIES, INC.

By:	/s/ Phil Winiecki
Name:	Phil Winiecki
Title:	Managing Director

CITIZENS JMP SECURITIES, LLC

By:	/s/ Eric Clark
Name:	Eric Clark
Title:	Managing Director

TD SECURITIES (USA) LLC

By:	/s/ Brad Limpert
Name:	Brad Limpert
Title:	Managing Director

As Forward Purchasers,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Rohan Handa
Name:	Rohan Handa
Title:	Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ Ryan Cunn
Name:	Ryan Cunn
Title:	Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Jaryd Banach
Name:	Jaryd Banach
Title:	Managing Director, Equity Capital Markets

THE TORONTO-DOMINION BANK

By:	/s/ Vanessa Simonetti
Name:	Vanessa Simonetti
Title:	Managing Director

NOMURA GLOBAL FINANCIAL PRODUCTS, INC.

By:	/s/ Jeffrey Petillo
Name:	Jeffrey Petillo
Title:	Authorized Representative

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Christopher Walter
Name:	Christopher Walter
Title:	Managing Director

CITIZENS JMP SECURITIES, LLC

By:	/s/ Eric Clark
Name:	Eric Clark
Title:	Managing Director

As Forward Sellers,

J.P. MORGAN SECURITIES LLC

By:	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

BOFA SECURITIES, INC.

By:	/s/ Tim Olsen
Name:	Tim Olsen
Title:	Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ Ryan Cunn
Name:	Ryan Cunn
Title:	Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Jaryd Banach
Name:	Jaryd Banach
Title:	Managing Director, Equity Capital Markets

TD SECURITIES (USA) LLC

By:	/s/ Brad Limpert
Name:	Brad Limpert
Title:	Managing Director

NOMURA SECURITIES INTERNATIONAL, INC.

By:	/s/ Jason Eisenhauer
Name:	Jason Eisenhauer
Title:	Managing Director

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Christopher Walter
Name:	Christopher Walter
Title:	Managing Director

CITIZENS JMP SECURITIES, LLC

By:	/s/ Eric Clark
Name:	Eric Clark
Title:	Managing Director